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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 Current Report
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                October 29, 2004

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                             PETROQUEST ENERGY, INC.
             (Exact name of registrant as specified in its charter)


                DELAWARE                                72-1440714
        (State of Incorporation)           (I.R.S. Employer Identification No.)

  400 E. KALISTE SALOOM RD., SUITE 6000
          LAFAYETTE, LOUISIANA                            70508
(Address of Principal Executive Offices)                (Zip Code)


                        Commission File Number: 0-019020

       Registrant's telephone number, including area code: (337) 232-7028


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         Lafayette, Louisiana - October 29, 2004 - PetroQuest Energy, Inc. (NASDAQ: PQUE) announced today net income for the quarter ended September 30, 2004 of $3,940,000 or $0.08 per share, compared to third quarter 2003 net income of $229,000 or $0.01 per share. Net cash flow provided by operating activities for the third quarter of 2004 was $25,935,000 as compared to $4,331,000 for the comparable 2003 period. Net cash flow provided by operating activities before working capital changes for the third quarter of 2004 was $16,330,000, as compared to $5,788,000 for the comparable 2003 period. For the first nine months of 2004, the Company reported net income of $11,349,000 or $0.25 per share. The Company reported net income of $1,524,000 or $0.03 per share for the first nine months of 2003. Net income for the first nine months of 2003 includes an after tax gain of $849,000 for the cumulative effect of a change in accounting principle related to the adoption of Statement of Accounting Standards No. 143, "Accounting for Asset Retirement Obligations." For the first nine months of 2004, net cash flow provided by operating activities was $49,472,000 and net cash flow provided by operating activities before working capital changes was $46,163,000. Net cash flow provided by operating activities and net cash flow provided by operating activities before working capital changes for the first nine months of 2003 were $17,382,000 and $22,836,000, respectively. See the attached schedule for a reconciliation of net cash flow provided by operating activities to net cash flow provided by operating activities before working capital changes.

Oil and gas sales during the third quarter of 2004 increased 130% to $22,516,000 as compared to $9,800,000 in the third quarter of 2003. For the first nine months of 2004, oil and gas sales increased 77% to $62,084,000 from $35,014,000 in the first nine months of 2003. Production for the third quarter and first nine months of 2004 was 87% and 53% higher, respectively, than production for the comparable periods of 2003. Stated on an Mcfe basis, unit prices received during the third quarter and first nine months of 2004 were 23% and 16% higher, respectively, than the prices received during the comparable 2003 periods.

Lease operating expenses for the third quarter of 2004 decreased 2% to $1.08 per Mcfe from $1.10 per Mcfe in the third quarter of 2003. For the first nine months of 2004, lease operating expenses decreased 16% to $0.90 per Mcfe from $1.07 per Mcfe in the comparable period of 2003. In addition, depreciation, depletion and amortization on oil and gas properties for the third quarter of 2004 decreased 16% to $2.52 per Mcfe from $3.00 per Mcfe in the third quarter of 2003. For the first nine months of 2004, depreciation, depletion and amortization on oil and gas properties decreased 14% to $2.48 per Mcfe from $2.89 per Mcfe for the comparable period of 2003.



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Drilling activity during the quarter included wells at our Chianti and Shiraz
Prospects, and six horizontal coalbed methane wells in the Arkoma Basin.

The well at the Company's Chianti Prospect, located in the Ship Shoal 72 Field, has been drilled to a total depth of 10,578 feet. It logged 12 feet (TVD) of net productive sands with no water level. The well is expected to begin producing by late December at a gross rate of approximately 2,200 Mcfe per day. PetroQuest has an approximate 61% net revenue interest in the well.

At its approximate 47% net revenue interest owned Shiraz Prospect, also in the Ship Shoal 72 Field, the Company has drilled the well to a total depth of 11,210 feet encountering approximately 40 feet (TVD) of net productive sands. This well is expected to begin producing in early January at a gross rate of approximately 3,200 Mcfe per day.

The drilling program in Pittsburg County, Oklahoma continued in the third quarter with six additional wells drilled and completed. A total of ten wells have been drilled and completed in the field during the first nine months of 2004. After a dewatering period, which is estimated to take approximately twelve weeks, production is expected to average approximately 200-300 Mcf per day per well. PetroQuest owns an average approximate 55% net revenue interest in these wells.

The Company is currently drilling its Jambalaya Prospect at Vermilion 287. Additionally, drilling is in progress on the first operated well in Southeast Carthage Field and drilling continues in the Arkoma Basin. Current plans are to spud the File and Bisque Prospects within the next two weeks. Later in the fourth quarter, the Company expects to spud the Cracklin Prospect, another well in Southeast Carthage Field and two wells per month in the Arkoma Basin.



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The following table sets forth certain information with respect to the oil and gas operations of the Company for the three- and nine-month periods ended September 30, 2004 and 2003:


                                           Three Months Ended                 Nine Months Ended
                                              September 30,                     September 30,
                                      -----------------------------     -----------------------------
                                          2004             2003             2004             2003
                                      ------------     ------------     ------------     ------------
Production:
  Oil (Bbls)                               218,906          166,385          643,437          584,249
  Gas (Mcf)                              2,481,218        1,031,679        6,803,269        3,483,927
  Total Production (Mcfe)                3,794,654        2,029,989       10,663,891        6,989,421
Sales:
  Total oil sales                     $  8,013,842     $  4,552,094     $ 22,324,568     $ 16,801,189
  Total gas sales                     $ 14,502,074     $  5,247,711     $ 39,759,829     $ 18,212,501
Average sales prices:
  Oil (per Bbl)                       $      36.61     $      27.36     $      34.70     $      28.76
  Gas (per Mcf)                       $       5.84     $       5.09     $       5.84     $       5.23
  Per Mcfe                            $       5.93     $       4.83     $       5.82     $       5.01

The following updates guidance for the fourth quarter of 2004:

                                                                        Guidance for
Description                                                           4th Quarter 2004
-----------                                                           -----------------
Production volumes (MMcfe/d)                                              33 - 35
Percent gas                                                                 65%
Expenses:
  Lease operating expenses (per Mcfe)                                   $1.10-$1.20
  Production taxes (per Mcfe)                                           $0.14-$0.15
  Depreciation, depletion and amortization (per Mcfe)                   $2.30-$2.40
  General and administrative (in millions)                              $1.45-$1.65
  Interest expense (in millions)                                        $0.80-$0.90
Effective tax rate (all deferred)                                           35%

PetroQuest Energy, Inc. is an independent energy company engaged in the exploration, development, acquisition and production of oil and natural gas reserves in the Arkoma Basin, East Texas, South Louisiana and the shallow waters of the Gulf of Mexico.

This press release contains "forward-looking statements" within the meaning of section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Among those risks, trends and uncertainties are our estimate of the sufficiency of our existing capital



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sources, our ability to raise additional capital to fund cash requirements for future operations, the uncertainties involved in estimating quantities of proved oil and natural gas reserves, in prospect development and property acquisitions and in projecting future rates of production, the timing of development expenditures and drilling of wells, and the operating hazards attendant to the oil and gas business. In particular, careful consideration should be given to cautionary statements made in the various reports PetroQuest has filed with the Securities and Exchange Commission. PetroQuest undertakes no duty to update or revise these forward-looking statements.




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                             PETROQUEST ENERGY, INC.
                      Consolidated Statements of Operations
                                   (unaudited)
                  (Amounts In Thousands, Except Per Share Data)

                                                          Three Months Ended              Nine Months Ended
                                                             September 30,                  September 30,
                                                       -------------------------      -------------------------
                                                          2004           2003            2004           2003
                                                       ----------     ----------      ----------     ----------
Revenues:
        Oil and gas sales                              $   22,516     $    9,800      $   62,084     $   35,014
        Interest and other income                              56             57             187            108
                                                       ----------     ----------      ----------     ----------
                                                           22,572          9,857          62,271         35,122
                                                       ----------     ----------      ----------     ----------
Expenses:
        Lease operating expenses                            4,087          2,235           9,593          7,501
        Production taxes                                      300            289           1,164            623
        Depreciation, depletion and amortization            9,701          6,197          26,774         20,549
        General and administrative                          1,589          1,171           4,716          3,519
        Accretion of asset retirement obligation              210            169             611            445
        Interest expense                                      622             30           1,968            283
        Derivative expense                                      2           (586)              2          1,163
                                                       ----------     ----------      ----------     ----------
                                                           16,511          9,505          44,828         34,083
                                                       ----------     ----------      ----------     ----------
Income from operations                                      6,061            352          17,443          1,039

        Income tax expense                                  2,121            123           6,094            364
                                                       ----------     ----------      ----------     ----------
Income before cumulative effect of
change in accounting principle                         $    3,940     $      229      $   11,349     $      675
Cumulative effect of change in
accounting principle                                           --             --              --            849
                                                       ----------     ----------      ----------     ----------
Net income                                             $    3,940     $      229      $   11,349     $    1,524
                                                       ==========     ==========      ==========     ==========

Earnings per common share:
  Basic
       Income before cumulative effect of
       change in accounting principle                  $     0.09     $     0.01      $     0.25     $     0.02
       Cumulative effect of change in
       accounting principle                                    --             --              --           0.02
                                                       ----------     ----------      ----------     ----------
       Net income                                      $     0.09     $     0.01      $     0.25     $     0.04
                                                       ==========     ==========      ==========     ==========
  Diluted
       Income before cumulative effect of
       change in accounting principle                  $     0.08     $     0.01      $     0.25     $     0.01
       Cumulative effect of change in
       accounting principle                                    --             --              --           0.02
                                                       ----------     ----------      ----------     ----------
       Net income                                      $     0.08     $     0.01      $     0.25     $     0.03
                                                       ==========     ==========      ==========     ==========

Weighted average number of common shares:
        Basic                                              44,631         44,333          44,593         43,366
                                                       ==========     ==========      ==========     ==========
        Diluted                                            46,905         44,729          46,243         44,167
                                                       ==========     ==========      ==========     ==========



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                             PETROQUEST ENERGY, INC.
                       Non-GAAP Disclosure Reconciliation
                             (Amounts In Thousands)

                                                                       Three Months Ended                 Nine Months Ended
                                                                          September 30,                      September 30,
                                                                 ------------------------------     ------------------------------
                                                                     2004              2003             2004              2003
                                                                 ------------      ------------     ------------      ------------
Net cash flow provided by operating activities                   $     25,935      $      4,331     $     49,472      $     17,382
Changes in working capital accounts                                    (9,605)            1,457           (3,309)            5,454
                                                                 ------------      ------------     ------------      ------------
Net cash flow provided by operating activities before
        working capital changes                                  $     16,330      $      5,788     $     46,163      $     22,836
                                                                 ============      ============     ============      ============

Note: Management believes that net cash flow provided by operating activities before working capital changes is relevant and useful information, which is commonly used by analysts, investors and other interested parties in the oil and gas industry as a financial indicator of an oil and gas company's ability to generate cash used to internally fund exploration and development activities and to service debt. Net cash flow provided by operating activities before working capital changes is not a measure of financial performance prepared in accordance with generally accepted accounting principles ("GAAP") and should not be considered in isolation or as an alternative to net cash flow provided by operating activities. In addition, since net cash flow provided by operating activities before working capital changes is not a term defined by GAAP, it might not be comparable to similarly titled measures used by other companies.





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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    PETROQUEST ENERGY, INC.

Date: October 29, 2004              By: /s/ DANIEL G. FOURNERAT
                                       -----------------------------------------
                                        Daniel G. Fournerat
                                        Senior Vice President, General Counsel
                                        and Secretary






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